          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                    Exhibit 10.1

                       COLLABORATION AND LICENSE AGREEMENT

         THIS AGREEMENT, effective as of the 6th day of October, 1997 (the "EFFECTIVE DATE") between BIOTRANSPLANT, INCORPORATED (previously BIOTRANSPLANT, INC.), a corporation having a place of business at 3rd Avenue, Bldg. 75, Charlestown Navy Yard, Charlestown, MA 02129, ("BTI"), and NOVARTIS PHARMA AG, a Swiss corporation having a place of business at Lichtstrasse 35, CH-4002 Basel, Switzerland ("NOVARTIS").

         WHEREAS each of the parties has substantial ongoing research and development programs in the field of xenotransplantation;

         WHEREAS the parties have determined that it is in their mutual interests to enter into a collaborative research and development program as soon as possible in order to accelerate the availability of xenotransplantation products to the public;

         WHEREAS the parties have therefore agreed on a collaborative research and development program under certain terms and conditions;

         NOW THEREFORE, in consideration of the faithful performance of the covenants herein contained, the parties hereto agree as follows:

                                   SECTION 1.

                                  DEFINITIONS

         1.1 "ADVERTISING" shall mean promotion of a CO-PROMOTION PRODUCT through any means including, without limitation, (i) television and radio advertisements, (ii) advertisements appearing in journals, newspapers, magazines or other media, including direct mail, (iii) seminars and conventions, (iv) sample drops, visual aids, three dimensional promotional items, and other selling materials, (v) hospital formulary presentations,
(vi) presentations to state and other governmental formularies, (vii) external market research projects and (viii) symposia and leader development activities, (ix) marketing clinical studies (other than for drug regulatory approvals), (x) promotional allowances granted to managed health care accounts, (xi) sales force training.

         1.2 "AFFILIATE" with respect to a PARTY shall mean any corporation or other entity which controls, is controlled by, or is under common control with such PARTY. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. A corporation or entity which is under common control with BTI as a result of a common venture capital entity is not an AFFILIATE of BTI.

         1.3 "AGREEMENT YEAR" shall mean the twelve-month period beginning on the EFFECTIVE DATE and each subsequent twelve-month period thereafter.

         1.4 "BTI BACKGROUND INVENTION" shall mean any new and useful process, use, article of manufacture, or composition of matter applicable within the FIELD and owned by BTI or an AFFILIATE of BTI or licensed to BTI or an AFFILIATE of BTI as of the EFFECTIVE DATE.

         1.5 "BTI BACKGROUND PATENT RIGHT" shall mean any patent or patent application, or equivalent thereof, anywhere in the world, having one or more claims to a BTI BACKGROUND INVENTION.

         1.6 "BTI BACKGROUND TECHNOLOGY" shall mean any data, substances, processes, materials, formulas, or information useful in the FIELD owned by BTI or an AFFILIATE of BTI or licensed to BTI or an AFFILIATE of BTI as of the EFFECTIVE DATE.

         1.7 "BTI INVENTION" shall mean a BTI BACKGROUND INVENTION and/or a FUNDED INVENTION.

         1.8 "BTI OTHER PRODUCT" shall mean XENOGRAFT PRODUCT(S) for a HUMAN XENOGRAFT SYSTEM in a country(ies) in which the license granted to NOVARTIS for HUMAN XENOGRAFT SYSTEM under this Agreement has been terminated.

         1.9 "BTI PATENT RIGHT" shall mean a BTI BACKGROUND PATENT RIGHT and/or a FUNDED PATENT RIGHT.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         1.10 "BTI TECHNOLOGY" shall mean BTI BACKGROUND TECHNOLOGY and/or FUNDED TECHNOLOGY.

         1.11 "CLINICAL STEERING COMMITTEE" shall mean the clinical committee composed of representatives of BTI and NOVARTIS described in Section 4 hereof.

         1.12 "COMPLETION OF THE RESEARCH STAGE" shall mean in the case of each XENOGRAFT PRODUCT, the completion of work which is sufficient to enable initiation of preclinical development of the XENOGRAFT PRODUCT for subsequent filing of an IND application to the United States Food and Drug Administration (or its equivalent to the appropriate regulatory agency in any other nation in the TERRITORY).

         1.13 "CO-PROMOTION AGREEMENT" shall mean the Co-Promotion Agreement provided for in Section 6.1 of this Agreement.

         1.14 "CO-PROMOTION PERCENTAGE" for each CO-PROMOTION PRODUCT shall mean the percentage of co-promotion elected by BTI pursuant to Section 6.1.

         1.15 "CO-PROMOTION PRODUCT" shall mean each and every XENOGRAFT PRODUCT for use in a HUMAN XENOGRAFT SYSTEM which derive the xenograft from a
****************************************************************************
************************ as to which NOVARTIS has rights and which contributes to acceptance of the xenograft.

         1.16 "COPROMOTION PROFIT" with respect to a CO-PROMOTION PRODUCT shall mean NET SALES of that CO-PROMOTION PRODUCT by NOVARTIS or its AFFILIATE in the COPROMOTION TERRITORY less the sum of (i) COST OF GOODS SOLD; (ii) MARKETING EXPENSES; and (iii) royalties paid to a third-party with respect to sales of the CO-PROMOTION PRODUCT by NOVARTIS in the COPROMOTION TERRITORY.

         1.17 "COPROMOTION TERRITORY" shall mean the United States of America and Canada.

         1.18 "COST OF GOODS SOLD" shall mean the amount paid to a third party for manufacture and supply of CO-PROMOTION PRODUCT if neither BTI nor NOVARTIS is the supplier. Where BTI or NOVARTIS is the supplier of the CO-PROMOTION PRODUCT, COST OF GOODS SOLD shall mean the aggregate amount of the following costs incurred in manufacturing a CO-PROMOTION PRODUCT (determined in a reasonable manner consistent with that PARTY's internal cost accounting methods for other similar products and in accordance with generally accepted accounting principles):

                  (i) direct labor (salaries, wages and employee benefits);

                  (ii) direct materials;

                  (iii) depreciation, repairs and maintenance and other operating costs of production machinery utilized in the manufacture of CO-PROMOTION PRODUCTS;

                  (iv) quality and in-process control;

                  (v) building operating costs assigned to the production area;

                  (vi) production and material overhead incurred in the manufacturing process, including:

                  manufacturing administration;

                  manufacturing personnel department;

                  manufacturing technology;

                  packaging development; material management, storage and handling;

                  purchase and import area;

                  industrial engineering (including non-capital mandated environmental costs); and

                  manufacturing and employee training.

         1.19 "DEVELOPMENT COST" shall mean the aggregate amount of the following costs incurred in preclinical development, clinical development and regulatory approval of a DEVELOPMENT PRODUCT in which BTI has elected to co-promote such CO-PROMOTION PRODUCT determined in a reasonable manner consistent with NOVARTIS' internal cost accounting methods and in accordance with generally accepted accounting principles, including but not limited to:
(i) direct labor (salaries, wages and employee benefits); (ii) materials and supplies; (iii) depreciation, repairs and maintenance and other operating costs of machinery and equipment utilized in preclinical and clinical development and regulatory approval; (iv) building operating costs assigned to the development area; (v) overhead incurred in clinical and preclinical research and development including administration costs, and regulatory approval costs; and (vi) payments made to third parties or for services in connection with preclinical and clinical development and regulatory approval.

         1.20 "DEVELOPMENT PRODUCT" shall mean a CO-PROMOTION PRODUCT for the CO-PROMOTION TERRITORY which has reached COMPLETION OF THE RESEARCH STAGE.

         1.21 "FIELD" shall mean xenotransplantation wherein as part of the xenotransplantation procedure (including pre-operative and post-operative treatment), in order to facilitate acceptance of a xenograft, the recipient of the xenograft is provided with bone marrow cells from the same species as the xenograft donor.

         1.22 "FUNDED INVENTION" shall mean any new and useful process, use, article of manufacture, or composition of matter conceived or reduced to practice in the course of FUNDED RESEARCH and which is owned by BTI or an AFFILIATE of BTI or which is licensed to BTI or an AFFILIATE of BTI.

         1.23 "FUNDED PATENT RIGHT" shall mean any patent or patent application, or equivalent thereof, any where in the world, having one or more claims to a FUNDED INVENTION.

         1.24 "FUNDED RESEARCH" shall mean research performed by or on behalf of BTI during the RESEARCH TERM in accordance with the FUNDED RESEARCH PLAN and funded by NOVARTIS.

         1.25 "FUNDED RESEARCH PLAN" shall mean the annual research plan approved by each PARTY for FUNDED RESEARCH described in Section 2.3 of this Agreement.

         1.26 "FUNDED TECHNOLOGY" shall mean any data, substances, processes, materials, formulas, or information developed in the course of FUNDED RESEARCH and which is owned by BTI or an AFFILIATE of BTI or licensed to BTI or an AFFILIATE of BTI.

         1.27 "FUNDED XENOGRAFT PRODUCT" shall mean a XENOGRAFT PRODUCT which is the subject of FUNDED RESEARCH.

         1.28 "HUMAN XENOGRAFT SYSTEM" shall mean any product, process, article, apparatus, substance, chemical, material or service used prior to, during or after a human xenotransplantation procedure wherein as part of such xenotransplantation procedure acceptance of a xenograft in a human is facilitated by providing the human with bone marrow cells from the animal species from which the xenograft is obtained.

         1.29 "IND" shall mean an Investigational New Drug Application in the United States or its equivalent in a MAJOR COUNTRY.

         1.30 "LO-CD-2A ANTIBODY TECHNOLOGY" shall mean the antibody known as LO-CD-2A and/or fragments, derivatives or analogs thereof; and compounds and materials whether or not antibodies which are based on such antibody, as well as all information, data, technology and patent rights directed thereto, which exists as of April 1, 1993 or which may exist after April 1, 1993 and which is owned by or licensed to BTI.

         1.31 "MAJOR COUNTRY" means the United States of America, United Kingdom, France, Italy, Germany, Japan and Canada.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         1.32 "MARKETING EXPENSES" shall mean *********************************
*******************************************************************************
********************************************************************(determined in a reasonable manner************* *******************************************
**** and in accordance with generally accepted accounting principles) in ****** connection with: **************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*********************************************incurred in the marketing of
CO-PROMOTION PRODUCT. It is expressly understood that marketing and market function does not include selling or selling function.

         1.33 "NET SALES" shall mean with respect to any XENOGRAFT PRODUCT or BTI OTHER PRODUCT the invoiced sales price of such XENOGRAFT PRODUCT or BTI OTHER PRODUCT, as the case may be, billed to independent third party customers in bona fide arms length transactions *******************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
**************

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
************.

         In the event a sale is made between a PARTY and its AFFILIATE or a sublicensee for resale, then NET SALES for determining a payment under this Agreement shall be the higher of (i) net sales to the AFFILIATE or sublicensee, as the case may be, calculated in the manner of NET SALES or
(ii) the NET SALES of the AFFILIATE or sublicensee, as the case may be.

         1.34 "PARTY(S)" shall mean NOVARTIS and/or BTI, as the case may be.

         1.35 "PLA" shall mean a Product License Application in the United States or its equivalent in a MAJOR COUNTRY or any equivalent application which is used to obtain regulatory approval for marketing of a XENOGRAFT PRODUCT in a MAJOR COUNTRY.

         1.36 "PRE-MARKETING EXPENSES" shall mean the costs incurred by a PARTY for ADVERTISING prior to commercial sale of a CO-PROMOTION PRODUCT

         1.37 "RESEARCH COSTS" shall mean the aggregate amount of the following costs incurred in research determined in a reasonable manner consistent with BTI's

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


internal cost accounting methods and in accordance with generally accepted accounting principles, including but not limited to: **************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
********************************************.

         1.38 "RESEARCH STEERING COMMITTEE" shall mean the research committee composed of representatives of BTI and NOVARTIS described in Section 4 hereof.

         1.39 "RESEARCH TERM" shall mean unless earlier terminated the three-year period beginning on the EFFECTIVE DATE and any extension thereof agreed to by the parties.

         1.40 "NOVARTIS COLLABORATION PATENT RIGHT" shall mean any patent or patent application or equivalent thereof, anywhere in the world, having one or more claims based on NOVARTIS COLLABORATION TECHNOLOGY, which is owned by NOVARTIS or its AFFILIATES or as to which NOVARTIS or its AFFILIATES have transferable rights.

         1.41. "NOVARTIS COLLABORATION TECHNOLOGY" shall mean any data, substances, processes, materials, formulas or information useful in the FIELD which is developed or created by or on behalf of NOVARTIS or its AFFILIATES or its

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


sublicensee(s) which incorporate or are based on or derived by use of BTI TECHNOLOGY. An incidental, immaterial or insubstantial use of BTI TECHNOLOGY by NOVARTIS or its AFFILIATES or sublicensees in the development of data, substances, processes, materials, formulas or information shall not cause such to become NOVARTIS COLLABORATION TECHNOLOGY.

         1.42. "SELLING EXPENSES" shall mean amounts paid or incurred in connection with:***************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
************************************.

         1.43. "TERRITORY" shall mean all countries of the world.

         1.44. "XENOGRAFT PRODUCT" shall mean any and all articles, compositions, apparatuses, substances, chemicals, materials, processes, methods or services for a HUMAN XENOGRAFT SYSTEM (i) covered by one or more claims of a BTI PATENT ********************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************. With respect to item
(v) above, the PARTIES will mutually agree as to which, if any, products of item (v) shall be included as XENOGRAFT PRODUCT and on the terms applicable thereto and if the PARTIES cannot reach mutual agreement, either PARTY can submit same to binding arbitration in accordance with Appendix D.

         1.45. "XENOGRAFT TECHNOLOGY" shall mean BTI TECHNOLOGY and/or NOVARTIS COLLABORATION TECHNOLOGY.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   SECTION 2.

                                 FUNDED RESEARCH

         2.1 Subject to the termination provisions of Section 14, NOVARTIS shall make the following payments to support FUNDED RESEARCH:

         AGREEMENT YEAR                                              PAYMENT
         --------------                                              -------
               1                                                    *********
               2                                                    **********
               3                                                    **********

         The payment in respect of the first AGREEMENT YEAR shall be due and payable within ten (10) days of the EFFECTIVE DATE. The payments in respect of AGREEMENT YEARS 2 and 3 shall be due and payable by the first day of the AGREEMENT YEAR in question.

         2.2 BTI shall perform FUNDED RESEARCH in accordance with the FUNDED RESEARCH PLAN. NOVARTIS understands and agrees that the FUNDED RESEARCH PLAN is BTI's best estimate of the FUNDED RESEARCH to be performed and of the cost and the timing of expenditures required for such FUNDED RESEARCH and, therefore, BTI shall not be obligated to perform FUNDED RESEARCH beyond the RESEARCH COSTS set forth in the FUNDED RESEARCH PLAN. The RESEARCH COSTS for the first AGREEMENT YEAR shall not exceed *********************

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


********** and for each of the second and the third AGREEMENT YEARS shall not exceed **************************. If in any Agreement Year, the amounts set forth in paragraph 2.1 above exceed ***** of the actual RESEARCH COSTS of BTI for FUNDED RESEARCH in year 1, ***** in year 2, and ***** in year 3, the excess for such year shall be used for FUNDED RESEARCH in the following year(s). Any excess remaining at the end of the RESEARCH TERM shall be reimbursed promptly to NOVARTIS.

         2.3 During the RESEARCH TERM, at least three months prior to the end of an AGREEMENT YEAR, BTI shall prepare and submit to the RESEARCH STEERING COMMITTEE a plan for research in the FIELD which is to be performed by BTI in the next AGREEMENT YEAR with funds provided by NOVARTIS pursuant to Section
2.1. The FUNDED RESEARCH PLAN shall provide for the performance of research in the FIELD and a total budget for such research, having RESEARCH COSTS which are the amount funded by NOVARTIS pursuant to Section 2.1 plus the amount to be funded by BIOTRANSPLANT for the applicable AGREEMENT YEAR. Such RESEARCH COSTS shall include direct costs categorized in accordance with
Section 2.4 hereinafter, and a fixed sum for indirect costs, if included. The RESEARCH PLAN as approved by the PARTYS, and the RESEARCH STEERING COMMITTEE for an AGREEMENT YEAR shall be the FUNDED RESEARCH PLAN for the AGREEMENT YEAR. In the event that the PARTYS do not reach agreement as to a research plan prepared by BTI in accordance with this Section 2.3 within thirty (30) days after submission thereof, the plan shall be determined by binding arbitration in accordance with Appendix D. The FUNDED RESEARCH PLAN for the first and second AGREEMENT YEARS is attached as Appendix C. It is expressly understood that the dates in the FUNDED RESEARCH PLAN contemplated a start date of January 1, 1997 and will be amended in a manner consistent with the EFFECTIVE DATE.

         2.4 BIOTRANSPLANT shall keep accurate records in a separate FUNDED RESEARCH account of the budget and costs incurred in each year of FUNDED RESEARCH, categorized according to the following line items: personnel expenses, laboratory materials, electronic data processing expenses, travel expenditures, depreciation, occupancy fees, third-party contract research payments, other expenses. Such records shall also provide the basis for any indirect cost allocation. NOVARTIS shall have the right, no more frequently than once in respect of each AGREEMENT YEAR of FUNDED RESEARCH, to inspect the accounts of BIOTRANSPLANT, and to the extent permitted by its agreement with MGH and to the extent BTI sub-contracts FUNDED RESEARCH to MGH, at pre-agreed times convenient to BIOTRANSPLANT and MGH, in order to verify and determine the disposition of its funding pursuant to Section 2.1.

                                   SECTION 3.

                                RESEARCH PRODUCT

         3.1 BTI shall provide to the RESEARCH STEERING COMMITTEE quarterly written summaries and annual detailed written reports of the FUNDED RESEARCH and the results thereof carried out in the reporting period in question.

         3.2 At least six (6) months prior to the end of the RESEARCH TERM, the PARTYS shall review the FUNDED RESEARCH and shall discuss extension of the RESEARCH TERM. The RESEARCH TERM shall be extended upon mutual agreement of the PARTYS which shall include agreement as to a FUNDED RESEARCH PLAN and the funding obligations of the PARTYS in the extended period.

                                   SECTION 4.

                     MANAGEMENT OF RESEARCH AND DEVELOPMENT

         4.1 A joint research committee comprised of two named representatives of NOVARTIS and two named representatives of BTI, and a chairman appointed by BTI, which is reasonably acceptable to NOVARTIS, with the initial chairman being Dr. David Sachs (the "RESEARCH STEERING COMMITTEE"), shall meet at least once each calendar quarter during the RESEARCH TERM. Such meeting shall be at times and places agreed to by the PARTY(S). At such meetings, the RESEARCH STEERING COMMITTEE will discuss and determine the FUNDED RESEARCH as well as preclinical development matters relating thereto, and will provide advice with respect to XENOGRAFT PRODUCTS. In addition, the RESEARCH STEERING COMMITTEE shall, together with the PARTYS, approve the FUNDED RESEARCH PLAN, and shall discuss and determine when a XENOGRAFT PRODUCT(s) has reached COMPLETION OF THE RESEARCH STAGE. During the RESEARCH TERM each PARTY shall provide the RESEARCH STEERING COMMITTEE with sufficient information and data with respect to each XENOGRAFT PRODUCT to enable the RESEARCH STEERING COMMITTEE to determine if and when a XENOGRAFT PRODUCT has reached COMPLETION OF THE RESEARCH STAGE in the CO-PROMOTION TERRITORY. In the event that, without considering the vote of the chairman, there is a deadlock, NOVARTIS shall have the right to cast the deciding vote, except in the case of research performed under the control of Dr. Sachs at MGH, in which case Dr. Sachs shall have the right to cast the deciding vote.

         4.2 A joint clinical committee comprised of two named representatives of NOVARTIS and two named representatives of BTI, and chaired by a fifth person designated by NOVARTIS and reasonably acceptable to BTI (the "CLINICAL STEERING COMMITTEE") shall meet at least once each calendar quarter (or at such less frequent intervals as the CLINICAL STEERING COMMITTEE determines) beginning when a CO-PROMOTION PRODUCT for which regulatory approval is to be sought in the CO-PROMOTION TERRITORY has reached the COMPLETION OF THE RESEARCH STAGE at times and places agreed to by the PARTY(S). At such meetings, the CLINICAL STEERING COMMITTEE shall discuss and determine clinical and regulatory matters with respect to the CO-PROMOTION PRODUCTS in the CO-PROMOTION TERRITORY and shall also advise the RESEARCH STEERING COMMITTEE, with respect to proposed clinical trials and regulatory matters relating thereto. NOVARTIS shall provide to the members of the CLINICAL STEERING COMMITTEE written and oral reports which shall reasonably detail and evaluate the work NOVARTIS has performed, or intends to perform, with respect to clinical and regulatory matters as it relates to a CO-PROMOTION PRODUCT, as requested by the CLINICAL STEERING COMMITTEE. The CLINICAL STEERING COMMITTEE shall manage clinical, regulatory matters with respect to CO-PROMOTION PRODUCTS in the CO-PROMOTION TERRITORY.

         4.3 Decisions of each of the RESEARCH STEERING COMMITTEE and the CLINICAL STEERING COMMITTEE shall be decided by a majority vote and shall require the presence of at least one representative of each PARTY. The PARTYS agree to use their best efforts to cause their respective representatives to attend such meetings.

         4.4 During the RESEARCH TERM, BTI and NOVARTIS shall each appoint a primary contact person to coordinate matters between BTI and NOVARTIS with respect to FUNDED RESEARCH and with respect to development under Section 5. Each PARTY shall notify the other within thirty (30) days of the date of this Agreement of the appointment of its contact person and shall notify the other PARTY as early as practical before changing this appointment, which it shall be free to do at any time.

         4.5 To the extent not prohibited by confidentiality obligations to third parties, representatives of NOVARTIS may, upon reasonable notice and at times reasonably acceptable to BTI, visit the facilities where FUNDED RESEARCH is being conducted by BTI and consult informally with BTI during such visits and by telephone with respect to XENOGRAFT PRODUCT.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   SECTION 5.

                               DEVELOPMENT PRODUCT

         5.1 With respect to each DEVELOPMENT PRODUCT in the CO-PROMOTION TERRITORY, the CLINICAL STEERING COMMITTEE shall determine the work to be performed by NOVARTIS for preclinical, clinical development and regulatory approval thereof.

         5.2 With respect to each DEVELOPMENT PRODUCT in the CO-PROMOTION TERRITORY, NOVARTIS shall promptly submit to the CLINICAL STEERING COMMITTEE a plan(s) for the preclinical, clinical development and/or regulatory filings for such DEVELOPMENT PRODUCT, as the case may be, which shall be updated as required and at least once an AGREEMENT YEAR ninety (90) days prior to the end of an AGREEMENT YEAR, which plan shall include a budget for the applicable AGREEMENT YEAR. The committee shall consider such plan, and updates thereof and such plan and updates as approved by such steering committee shall be the DEVELOPMENT PLAN for such DEVELOPMENT PRODUCT.

         5.3 NOVARTIS shall develop and secure regulatory approval for each DEVELOPMENT PRODUCT in the CO-PROMOTION TERRITORY in accordance with the DEVELOPMENT PLAN therefor. Subject to reimbursement of a portion thereof by BTI if BTI elects to copromote as set forth herein, NOVARTIS shall pay************* ********** of the DEVELOPMENT COST for each DEVELOPMENT PRODUCT both inside and outside the CO-PROMOTION TERRITORY.

         5.4 The clinical development and regulatory filings of a DEVELOPMENT PRODUCT in the CO-PROMOTION TERRITORY shall be managed by NOVARTIS and regularly assessed and reviewed by the CLINICAL STEERING COMMITTEE.

         5.5 To the extent not prohibited by confidentiality obligations to a third party, NOVARTIS shall provide to the members of the CLINICAL STEERING COMMITTEE written and oral reports which shall reasonably detail and evaluate development work relating to a DEVELOPMENT PRODUCT performed by or for NOVARTIS. Such written reports shall be sent to each member of the CLINICAL STEERING COMMITTEE as required by the CLINICAL STEERING COMMITTEE but no less than at three (3) month intervals.

         5.6 For each DEVELOPMENT PRODUCT, within sixty (60) days after the end of each calendar year, NOVARTIS shall provide to BTI details as to the DEVELOPMENT COSTS incurred for the calendar year for the CO-PROMOTION TERRITORY.

                                   SECTION 6.

                                  CO-PROMOTION

         6.1 BTI shall have the right to co-promote each CO-PROMOTION PRODUCT with NOVARTIS in the CO-PROMOTION TERRITORY in accordance with a copromotion agreement which includes the terms attached hereto as Appendix B. If BTI wishes to copromote a CO-PROMOTION PRODUCT in accordance with this subsection, BTI shall advise NOVARTIS of its intention to do so no later than ten (10) business days after NOVARTIS provides BTI with written notice that NOVARTIS filed a Product

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


License Application or New Drug Application to the United States Food and Drug Administration (or the equivalent thereof in Canada) for a CO-PROMOTION PRODUCT. The PARTYS shall promptly initiate discussions with respect to the terms and conditions of the CO-PROMOTION AGREEMENT, in addition to those specified in Appendix B which have been agreed to by the parties, and shall mutually agree to the CO-PROMOTION AGREEMENT. The election shall include the percentage which BTI elects to co-promote which percentage shall not exceed *********************. In the event that the PARTYS do not reach an agreement within ninety (90) days after BTI elects to co-promote, the PARTYS shall submit to binding arbitration in accordance with Appendix D, the terms of the Agreement as to which agreement has not been reached.

         6.2 With respect to each CO-PROMOTION PRODUCT in each country as to which BTI exercises its right to co-promote in order to retain such co-promotion rights, BTI shall ************************************************
************** of the DEVELOPMENT COSTS and ***********************************
********************** of the PRE-MARKETING EXPENSES spent for such CO-PROMOTION PRODUCT with respect to such country up to the time of the filing of the PLA and in each case together with accrued interest at the rate of six percent (6%) compounded annually, which shall be due and payable on the later of (i) thirty (30) days after BTI receives from NOVARTIS a written invoice therefor including details as to the DEVELOPMENT COSTS and PRE-MARKETING EXPENSES for each year and an appropriate allocation thereof as in the

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


next sentence or (ii) ninety (90) days after written notification to BTI of the filing of a PLA or its equivalent or NDA or its equivalent in such country. In the event that DEVELOPMENT COSTS and PRE-MARKETING EXPENSES incurred with respect to a CO-PROMOTION PRODUCT are attributable to work which is useful in developing such CO-PROMOTION PRODUCT for countries other than the country(ies) in which BTI elects to co-promote, then for the purpose of determining the amount thereof which BTI is to ********** under this Agreement and the Co-Promotion Agreement, such DEVELOPMENT COSTS and PRE-MARKETING EXPENSES shall be fairly allocated between the country in which BTI elects to co-promote and such other countries. If the parties do not, in good faith, reach agreement on the DEVELOPMENT COSTS and PRE-MARKETING EXPENSES, including such allocation, either can submit same to arbitration in accordance with Appendix D except that in such arbitration the arbitrators shall have the right to determine as the DEVELOPMENT COST and PRE-MARKETING EXPENSES the position of either PARTY or an amount therebetween. In the event a PARTY elects to submit the dispute to arbitration, **********************the amount which is not in dispute within the time set forth in this Section 6.2, and as to the amount in dispute BTI can elect to pay or not to pay such amount to NOVARTIS. If BTI pays the amount in dispute, and in the arbitration it is determined that a lesser amount was payable by BTI, NOVARTIS shall reimburse the excess together with interest at the rate of six percent (6%) compounded annually, ***********************************************.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


If BTI does not pay the amount in dispute and in the arbitration it is determined that an amount greater than the amount paid by ********** should have been paid, **************** ********************************* the greater amount determined in the arbitration with interest at the rate of six percent (6%) compounded annually, *********************************************
************* or (ii) not pay such greater amount in which case the CO-PROMOTION PERCENTAGE shall be the CO-PROMOTION PERCENTAGE elected by BTI multiplied by a fraction, the numerator of which is the DEVELOPMENT COSTS and PRE-MARKETING EXPENSES paid by BTI which was not in dispute, and the denominator of which is the DEVELOPMENT COSTS and PRE-MARKETING EXPENSES determined in such arbitration.

                                   SECTION 7.

                                     SUPPLY

         7.1 NOVARTIS understands that BTI is a party to an agreement with Charles River Laboratories with respect to the supply of certain organs and NOVARTIS acknowledges receipt of a copy of such agreement. The supply and use of organs under this Agreement is subject to the terms and conditions of such agreement with Charles River Laboratories. All organs required by NOVARTIS under such agreement shall be supplied to NOVARTIS at the price provided in such agreement.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         7.2 If requested by NOVARTIS, BTI shall use reasonable efforts to amend such Supply Agreement to obtain commercial terms acceptable to both PARTIES.

         7.3 Subject to Section 7.1, NOVARTIS shall have the right to choose suppliers of XENOGRAFT PRODUCT to which NOVARTIS is licensed and BTI shall not be required to supply without BTI's consent.

                                   SECTION 8.

                   ADDITIONAL PAYMENTS AND PAYMENT CONDITIONS

         8.1 In addition to all other payments provided for under this Agreement, in consideration for the BTI BACKGROUND TECHNOLOGY which resulted from research previously performed by BTI and which is being made available pursuant to the terms and conditions of this Agreement, NOVARTIS agrees to make the following payments:

            AGREEMENT YEAR                                          PAYMENT
            --------------                                          -------
                  1                                                **********
                  2                                                ***********
                  3                                                ***********

The payment for the first AGREEMENT YEAR shall be due and payable within ten
(10) days after the EFFECTIVE DATE. The remaining payments are due and payable on the first day of the applicable AGREEMENT YEAR.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         8.2      NOVARTIS shall pay to BTI the following:

                  (i) ********** dollars upon the first filing of **** for a XENOGRAFT PRODUCT in a MAJOR COUNTRY which involves ***************************
*******************************************************************************
*****************************************;

                  (ii) *********** dollars upon the first filing of ***** for a XENOGRAFT PRODUCT in a MAJOR COUNTRY which involves *************************
*******************************************************************************
*******************************************;

                  (iii) ********** dollars upon the first approval of ******* for a XENOGRAFT PRODUCT in a MAJOR COUNTRY which involves *********************
*******************************************************************************
*****************************************.

                  The above stated amounts shall be due and payable fifteen
(15) days after the specified event has occurred.

                  For the purposes of this Section 8.2, the filing of an IND or PLA or approval of a PLA with respect to a XENOGRAFT PRODUCT in a MAJOR COUNTRY in Europe shall be deemed to have occurred if such IND or PLA, as the case may be, is filed in a country of Europe which is not a MAJOR COUNTRY and such filing is sufficient for obtaining approval in a MAJOR COUNTRY of Europe.

         8.3 NOVARTIS shall pay to BTI the Research Milestones of Appendix E.

                  The amounts set forth in Appendix E shall be due and payable on the later of fifteen (15) days after the event specified in Appendix E is achieved or fifteen (15) days after BTI provides NOVARTIS written notice that the specified event has been achieved, together with sufficient information to allow NOVARTIS to confirm that the specified event has been achieved. If NOVARTIS does not agree that the specified event has been achieved, then NOVARTIS shall notify BTI in writing prior to the payment date specifying the reasons for such disagreement, and if the PARTIES can not reach agreement within thirty (30) days after such written notice by NOVARTIS, then either PARTY may submit the issue to binding arbitration pursuant to Appendix D.

                                   SECTION 9.

                        LICENSES AND RIGHTS AND COVENANTS

         9.1 NOVARTIS grants to BTI a sole and exclusive royalty bearing license in the TERRITORY under NOVARTIS COLLABORATION PATENT RIGHTS and NOVARTIS COLLABORATION TECHNOLOGY to make, have made, use and sell BTI OTHER PRODUCT, including the right to grant sublicenses with respect to BTI OTHER PRODUCT, all limited to the FIELD.

         9.2 BTI grants to NOVARTIS a sole and exclusive royalty bearing license in the TERRITORY under BTI PATENT RIGHTS and BTI TECHNOLOGY to make, have made, use and sell XENOGRAFT PRODUCT for use in HUMAN XENOGRAFT SYSTEMS, all limited to the FIELD. The license includes the right to grant sublicenses, except that no sublicense will be granted with respect to a CO-PROMOTION PRODUCT in the CO-PROMOTION TERRITORY without the written consent of BTI, which consent shall not be unreasonably withheld. If a sublicense is granted, such sublicense shall require the sublicensee to be bound to NOVARTIS under the terms and conditions of this Agreement (other than the payment provisions), with BTI being made a third-party beneficiary thereof.

         9.3 NOVARTIS agrees that NOVARTIS and its AFFILIATES and sublicensees will use XENOGRAFT TECHNOLOGY only for development, making, using and selling of XENOGRAFT PRODUCT as to which NOVARTIS retains a license under this Agreement and only in those countries in which NOVARTIS retains a license under this Agreement.

         9.4 The parties understand and agree that NOVARTIS has no rights in and to LO-CD-2A ANTIBODY TECHNOLOGY except if sold in combination with a XENOGRAFT PRODUCT which does not incorporate LO-CD-2A ANTIBODY TECHNOLOGY. The parties likewise understand and agree that BTI has no rights in and to NOVARTIS drugs, including, but not limited to, Cyclosporin A and other NOVARTIS immunosuppressant drugs or cytokines (whether originally developed by or licensed to NOVARTIS) except if sold in combination with a XENOGRAFT PRODUCT which is not such a drug.

         9.5 To the extent that any property is licensed from a third party under an agreement with a third party ("Third Party Agreement"), subject to the warranties and representations of Section 21 the PARTIES understand and agree as follows:

                  (a) The rights granted under this Agreement with respect to such property are subject to the terms, limitations, restrictions and obligations of the Third Party Agreement.

                  (b) The PARTYS will comply with the terms, obligations, limitations and restrictions of the Third Party Agreements.

         9.6 BTI shall promptly transfer to NOVARTIS, if so requested by NOVARTIS and at the expense of NOVARTIS, all BTI TECHNOLOGY licensed to NOVARTIS under this Agreement and reasonably required by NOVARTIS for the development, manufacture, use or sale of a XENOGRAFT PRODUCT licensed to NOVARTIS under this Agreement. If so requested by NOVARTIS and at the cost of NOVARTIS, representatives of BTI shall visit NOVARTIS or its AFFILIATES or sublicensees in order to assist in the transfer and implementation of such BTI TECHNOLOGY.

         9.7 NOVARTIS shall promptly transfer to BTI, if so requested by BTI and at the expense of BTI, all NOVARTIS COLLABORATION TECHNOLOGY licensed to BTI under this Agreement and reasonably required by BTI for the development, manufacture, use or sale of a BTI OTHER PRODUCT licensed to BTI under this Agreement. If so requested by BTI and at the cost of BTI, representatives of NOVARTIS shall visit BTI or its AFFILIATES or of sub-licensees in order to assist in the transfer and implementation of such NOVARTIS COLLABORATION TECHNOLOGY.

         9.8 BTI agrees that BTI and its AFFILIATES will use NOVARTIS COLLABORATION TECHNOLOGY only for (i) development, making, using and selling

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


of BTI OTHER PRODUCT as to which BTI retains a license under this Agreement and only in those countries in which BTI retains a license under this Agreement and/or (ii) FUNDED RESEARCH.

         9.9 (a) In the event that during the RESEARCH TERM BTI decides to enter into negotiations with a third party with respect to BTI technology directed to ********** ********* for use in xenotransplantation, then BTI shall notify NOVARTIS in writing thereof. BTI shall provide NOVARTIS with all information available to BTI with respect to such technology. If NOVARTIS desires to obtain such rights, then NOVARTIS shall promptly notify BTI in writing thereof. If NOVARTIS fails to notify BTI of its interest in obtaining such rights within thirty (30) days of receiving such written notice from BTI or if BTI and NOVARTIS fail to enter into an agreement within ninety (90) days after BTI receives written notice from NOVARTIS of its interest in such rights, then BTI shall be free to grant such rights to a third party under terms and conditions which are within the sole discretion of BTI. Such ninety
(90) day period shall be extended as required for as long as both PARTIES desire to negotiate an agreement in good faith.

                  (b) Notwithstanding anything else herein to the contrary, it is expressly understood and agreed that no rights or licenses are granted to NOVARTIS with respect to information, materials, inventions, patents or patent applications of BTI or its AFFILIATES involving genetically modified animals and/or the creation, manufacture or use thereof, other than those granted pursuant to Section 9.9(a) of this Agreement.

                                   SECTION 10.

                               DEVELOPMENT EFFORTS

         10.1 (a) NOVARTIS at its cost and expense will use all reasonable efforts in each country of the TERRITORY (i) to complete as expeditiously as possible and in good faith any necessary research and development of a HUMAN XENOGRAFT SYSTEM as might be required to obtain a saleable HUMAN XENOGRAFT SYSTEM (ii) to obtain as expediently as possible the regulatory approval which is required to market and sell a HUMAN XENOGRAFT SYSTEM; and (iii) to develop in good faith the market for a HUMAN XENOGRAFT SYSTEM and (iv) to market and to sell and to continue to market and sell in good faith a HUMAN XENOGRAFT SYSTEM.

                  (b) In the event that at any time NOVARTIS does not have a significant interest in developing, marketing and selling and/or in continuing, developing, marketing and selling a HUMAN XENOGRAFT SYSTEM licensed hereunder in any nation(s) of the TERRITORY, NOVARTIS shall promptly advise BTI of such fact.

                  (c) NOVARTIS shall provide written reports to BTI on June 30th and December 31st of each year concerning the efforts being made in accordance with this Section 10.1 and NOVARTIS shall provide BTI with any additional information reasonably requested by BTI in this respect, all to the extent not prohibited by confidentiality obligations to any third party.

                  (d) In the event that NOVARTIS fails to meet any of its obligations under this Section 10.1 with respect to a HUMAN XENOGRAFT SYSTEM in a MAJOR

COUNTRY, or NOVARTIS notifies BTI that NOVARTIS does not have a significant interest in continuing to develop a HUMAN XENOGRAFT SYSTEM in a MAJOR COUNTRY, BTI shall have the right and option to terminate the rights and licenses granted to NOVARTIS under this Agreement with respect to a HUMAN XENOGRAFT SYSTEM in such country(ies) by sixty (60) days' prior written notice and such rights and licenses shall be terminated after such sixty (60) days unless such failure is cured prior thereto or in the event such failure cannot be cured within such sixty (60) day period, NOVARTIS has initiated steps to cure such failure within such sixty (60) day period and in good faith continues to work toward curing such failure as expeditiously as possible and such failure is in fact cured within six (6) months after such notice.

                  (e) In the event that (i) NOVARTIS fails to meet any of its obligations under this Section 10.1 with respect to a HUMAN XENOGRAFT SYSTEM in a MAJOR COUNTRY, or (ii) its right are terminated with respect to such a XENOGRAFT PRODUCT in a MAJOR COUNTRY, or (iii) NOVARTIS notifies BTI that NOVARTIS does not have a significant interest in continuing to develop such a HUMAN XENOGRAFT SYSTEM in a country other than a MAJOR COUNTRY, then BTI shall also have the right and option to terminate the rights and licenses granted to NOVARTIS under this Agreement with respect to a HUMAN XENOGRAFT SYSTEM in each country other than a MAJOR COUNTRY for which NOVARTIS has not met its obligations under this Section 10.1 by sixty (60) days' prior written notice and such rights and licenses shall be terminated after such sixty (60) days unless such failure is cured prior thereto or in the event such failure cannot be cured within such sixty (60) day period, NOVARTIS has

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


initiated steps to cure such failure within such sixty (60) day period and in good faith continues to work toward curing such failure as expeditiously as possible and such failure is in fact cured within six (6) months after such notice.

         (f) BTI acknowledges and agrees that BTI shall not have the right to market or sell or to grant a third party the right to market and sell BTI OTHER PRODUCT in a country if such sale in such country would adversely affect marketing and selling of HUMAN XENOGRAFT SYSTEM in a country where NOVARTIS retains rights to a HUMAN XENOGRAFT SYSTEM.

         10.2 In the event that there is a CO-PROMOTION AGREEMENT, such CO-PROMOTION AGREEMENT shall require diligent efforts on the part of both parties and a remedy for failure to carry out such diligence efforts.

                                   SECTION 11.

                                    ROYALTIES

         11.1(a) NOVARTIS shall pay BTI royalties on the NET SALES of XENOGRAFT PRODUCTS sold or distributed by NOVARTIS or its AFFILIATES or its permitted sublicensees, as follows:

                  (i) ********** of NET SALES of XENOGRAFT PRODUCT for use in
a HUMAN XENOGRAFT SYSTEM where the xenograft is obtained from *****************
*******************************************************************************
****

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


*******************************************************************************
*******************************************************************************
**********************;

                  (ii) ********** of NET SALES of XENOGRAFT PRODUCT for use in a HUMAN XENOGRAFT SYSTEM where the xenograft is obtained from *****************
*******************************************************************************
****************************************************************************.

                  (iii) ****************** of NET SALES of XENOGRAFT PRODUCTS other than those covered by Section 11.1(a)(i) or 11.1(a)(ii).

         (b) With respect to any year in which BTI is co-promoting a CO-PROMOTION PRODUCT in a country of the CO-PROMOTION TERRITORY, NOVARTIS shall not be required to pay any royalty to BTI with respect to such CO-PROMOTION PRODUCT in such country in such year.

         (c) In addition to the royalties owed to BTI under Section 11.1(a)(i) and 11.1(a)(ii), if royalties are owed by BTI to a third party as a result of a license granted to NOVARTIS hereunder and NOVARTIS has been advised of and has agreed to such obligation, NOVARTIS shall pay royalties owed to third parties by BTI with respect to such XENOGRAFT PRODUCTS. NOVARTIS acknowledges that it has been advised of and agrees to third party royalty obligations with respect to the agreements of Appendix

F. It is expressly understood that no license is conveyed to third-party rights under this Agreement unless NOVARTIS agrees to pay the royalty obligations therefor.

         (d) Subject to Section 11.1(e), BTI shall pay royalties owed to third parties by BTI with respect to XENOGRAFT PRODUCTS for which royalties are due to BTI pursuant to Section 11.1(a)(iii).

         (e) NOVARTIS shall pay royalties owed to third parties by BTI with respect to CO-PROMOTION PRODUCT which is being co-promoted by BTI.

         (f) It is expressly understood that payments owed to Charles River for mini-swine or organs thereof are not royalties for the purposes of this Agreement.

         (g) NOVARTIS agrees that it will not artificially discount the price of XENOGRAFT PRODUCTS for the purpose of promoting sales or increasing the price of products which are not XENOGRAFT PRODUCTS.

         (h) In the event that XENOGRAFT PRODUCTS are sold in combination with products which are not XENOGRAFT PRODUCTS, for the purpose of calculating royalties due on XENOGRAFT PRODUCTS, the PARTIES shall mutually agree to an allocation of the NET SALES of the combination between XENOGRAFT PRODUCTS and products which are not XENOGRAFT PRODUCTS. If the PARTIES do not mutually agree, either PARTY may submit the issue to binding arbitration in accordance with Appendix D.

         11.2 NOVARTIS' obligation to pay royalties under Section 11.1 shall continue on a country-for-country basis and XENOGRAFT PRODUCT by XENOGRAFT PRODUCT basis beginning on the EFFECTIVE DATE of this Agreement and ending ten

(10) years after the first commercial sale of each XENOGRAFT PRODUCT in a country as part of a plan to make XENOGRAFT PRODUCT available in the country which, in the United States, at the minimum, will require that the XENOGRAFT PRODUCT be available on both the East and West coasts, provided, however, that if the manufacture, use or sale of XENOGRAFT PRODUCT is covered by a granted BTI PATENT RIGHT and/or NOVARTIS COLLABORATION PATENT RIGHT after the expiration of such period, then the obligation to pay royalties thereon shall continue until such XENOGRAFT PRODUCT is no longer covered by such granted BTI PATENT RIGHT and/or NOVARTIS COLLABORATION PATENT RIGHT.

         11.3 NOVARTIS shall keep, and shall cause each of its AFFILIATES and sublicensees to keep, full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to BTI. Such books of account shall be kept at their principal places of business and, with all necessary supporting data, shall, during normal business hours be open for inspection by an independent certified accountant reasonably acceptable to NOVARTIS upon reasonable notice and no more than once a calendar year for the sole purpose of verifying and auditing royalty statements or compliance with this Agreement. Such accountant shall report to BTI only as to the accuracy of the royalty calculation and as to the amount of any under- or over-payment. BTI shall be responsible for the costs of any such verification and audit, except that NOVARTIS shall be responsible for the costs of any such audit in the event that as a result of such verification and/or audit royalties due and payable to BTI are determined in any calendar quarter to exceed by five percent (5%) those actually paid by NOVARTIS.

         11.4 With quarterly payments, NOVARTIS shall deliver to BTI a full and accurate accounting to include at least the following information:

                  (a) Quantity of each XENOGRAFT PRODUCT subject to royalty sold (by country) by NOVARTIS and its AFFILIATES and sub-licensees;

                  (b) Total receipts for each XENOGRAFT PRODUCT subject to royalty (by country);

                  (c) An accounting for amounts deductible, if any, against total overall receipts in calculating total overall NET SALES; and

                  (d) Total royalties payable to BTI.

         NOVARTIS shall provide any other information reasonably requested by BTI to determine the calculation and amount of royalties.

         11.5 In each year the amount of royalty due shall be calculated quarterly as of March 31, June 30, September 30 and December 31 and shall be paid quarterly within the thirty (30) days next following such date, every such payment shall be supported by the accounting prescribed in Section 11.4 and shall be made in United States currency. Whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, all amounts will first be calculated in the currency of sale and then converted into Swiss Francs using as rates of exchange NOVARTIS exchange rates which are established by NOVARTIS in the ordinary course of business monthly on the basis of an average of rates during each month from external unaffiliated banks which will

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


then be converted into United States Dollars, using as the rate of exchange the average exchange rate at a major Swiss bank on the last business day of the calendar quarter to which the payment relates.

         11.6 Any tax required to be withheld by NOVARTIS under the laws of any foreign country for the account of BTI, shall be promptly paid by NOVARTIS for and on behalf of BTI to the appropriate governmental authority, and NOVARTIS shall furnish BTI with proof of payment of such tax. Any such tax actually paid on BTI's behalf shall be deducted from royalty payments due BTI.

         11.7 Subject to Section 14.6(b), BTI shall pay NOVARTIS a royalty based on the NET SALES of BTI OTHER PRODUCTS sold, or distributed by BTI, its AFFILIATES or its sublicensees, provided that such BTI OTHER PRODUCT incorporates NOVARTIS COLLABORATION TECHNOLOGY and/or is covered by a granted NOVARTIS COLLABORATION PATENT RIGHT which royalty shall be *********** of NET SALES until NOVARTIS is reimbursed for its DEVELOPMENT COSTS and payments made under Section 2.1(a), in each case as allocated to such BTI OTHER PRODUCT, and thereafter ********** of NET SALES. NOVARTIS shall be responsible for royalties that NOVARTIS owes to third parties in respect of such sales.

         11.8 BTI's obligation to pay royalties under Section 11.7 shall continue on a country-for-country basis and BTI OTHER PRODUCT by BTI OTHER PRODUCT basis beginning on the EFFECTIVE DATE of this Agreement and ending on ten (10) years after the first commercial sale of each BTI OTHER PRODUCT in a country as part of a plan to make BTI OTHER PRODUCT available in the country which, in the United States, at the minimum, will require that the BTI OTHER PRODUCT be available on both the East and West coasts, provided however, that if at the end of such period the manufacture, use or sale of BTI OTHER PRODUCT is covered by a granted NOVARTIS COLLABORATION PATENT RIGHT at the end of such period, then the obligation to pay royalties shall continue until such BTI OTHER PRODUCT is no longer covered by a granted NOVARTIS COLLABORATION PATENT RIGHT.

         11.9 BTI shall keep, and shall cause each of its AFFILIATES and sublicensees to keep, full and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to NOVARTIS. Such books of account shall be kept at their principal places of business and, with all necessary supporting data shall, during normal business hours be open for inspection by an independent certified accountant reasonably acceptable to BTI upon reasonable notice and no more than once a calendar year for the sole purpose of verifying and auditing royalty statements or compliance with this Agreement. Such accountant shall report to NOVARTIS only as to the accuracy of the royalty calculation and as to the amount of any under-or over-payment. NOVARTIS shall be responsible for the costs of any such verification and audit, except that BTI shall be responsible for the costs of any such audit in the event that as a result of such verification and/or audit royalties due and payable to NOVARTIS are determined in any calendar quarter to exceed by five percent (5%) those actually paid by BTI.

         11.10 With quarterly payments, BTI shall deliver to NOVARTIS a full and accurate accounting to include at least the following information:

                  (a) Quantity of each BTI OTHER PRODUCT subject to royalty sold (by country) by BTI and its AFFILIATES;

                  (b) Total receipts for each BTI OTHER PRODUCT subject to royalty (by country);

                  (c) An accounting for amounts deductible, if any, against total overall receipts in calculating total overall NET SALES; and

                  (d) Total royalties payable to NOVARTIS.

         BTI shall provide any other information reasonably requested by NOVARTIS to determine the calculation of royalties.

         11.11 In each year the amount of royalty due to NOVARTIS shall be calculated quarterly as of March 31, June 30, September 30 and December 31 and shall be paid quarterly within the thirty (30) days next following such date, every such payment shall be supported by the accounting prescribed in
Section 11.10 and shall be made in Swiss currency. Whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, such conversion shall be at the rate of exchange thereafter published in the Wall Street Journal for the business day closest to the applicable March 31, June 30, September 30, or December 31, as the case may be.

         11.12 Any tax required to be withheld by BTI under the laws of any foreign country for the account of NOVARTIS, shall be promptly paid by BTI for and on behalf of NOVARTIS to the appropriate governmental authority, and BTI shall furnish

NOVARTIS with proof of payment of such tax. Any such tax actually paid on NOVARTIS's behalf shall be deducted from royalty payments due NOVARTIS.

         11.13 In the event that NOVARTIS or BTI is prohibited in any country by applicable law from paying royalties for any portion of the term required by Section 11.2 or 11.8, as the case may be, then NOVARTIS or BTI as the case may be, shall not be obligated to pay such royalty for such portion provided that the party receiving the royalty is notified in writing and that NOVARTIS and BTI shall negotiate an amendment so that the PARTY who is to receive such royalty receives essentially the same economic benefit as if the royalty was paid for the full term. If the PARTIES do not reach agreement within ninety
(90) days after such notification, either PARTY may submit the issue to binding arbitration in accordance with Appendix D.

                                   SECTION 12.

                                     PATENTS

         12.1 BTI shall own any inventions and patents based thereon made by BTI employees.

         12.2 NOVARTIS shall own the inventions and patents based thereon made by NOVARTIS employees.

         12.3 BTI and NOVARTIS shall jointly own any inventions and patents based thereon jointly made by employee(s) of BTI and employee(s) of NOVARTIS.

         12.4 BTI shall effect filing, prosecution and maintenance of patent applications and patents which are BTI PATENT RIGHTS at BTI's cost and expense with patent counsel selected by BTI and shall keep NOVARTIS advised with respect thereto.

NOVARTIS shall have the option to request that BTI shall effect filing, prosecution, or maintenance of BTI PATENT RIGHTS in any additional country and BTI shall do so at the cost and expense of NOVARTIS. With respect to patents and patent applications which are jointly owned by BTI and NOVARTIS, such patents and patent applications shall be filed, prosecuted and maintained by BTI at the cost and expense of BTI in the United States and by NOVARTIS at the cost and expense of NOVARTIS outside of the United States.

         12.5 NOVARTIS shall effect filing, prosecution and maintenance of patent applications and patents which are NOVARTIS COLLABORATION PATENT RIGHTS at NOVARTIS's cost and expense with patent counsel selected by NOVARTIS and shall keep BTI advised with respect thereto.

         12.6 To the extent not prohibited by confidentiality obligations to a third-party, the PARTYS shall keep each other advised with respect to BTI PATENT RIGHTS and NOVARTIS COLLABORATION PATENT RIGHTS.

                                   SECTION 13.

                                 LICENSE OPTION

         13.1 BTI grants to NOVARTIS an option to obtain a license under FUNDED PATENT RIGHTS owned by BTI which results from FUNDED TECHNOLOGY owned by BTI with respect to any product or process outside the field of Xenotransplantation in accordance with a LICENSE AGREEMENT to be negotiated by the PARTYS which includes the terms and conditions of attached hereto Appendix A. With respect to each such FUNDED PATENT RIGHT, NOVARTIS shall exercise the option by written notice to BTI within six (6) months of receipt from BTI of a copy of the first filing of such FUNDED PATENT RIGHT, together with details of FUNDED TECHNOLOGY relating thereto, including available research results and substance samples, if available. The failure to provide such written notice of the exercise of such option to BTI within such six (6) month period shall result in termination of the option, and the termination of any and all rights which NOVARTIS may have with respect to such FUNDED PATENT RIGHT, and corresponding FUNDED TECHNOLOGY for product or process outside the field of xenotransplantation.

         13.2 The option granted under this Section 13 does not include the right to obtain a license under any FUNDED RESEARCH PATENT RIGHT or FUNDED RESEARCH TECHNOLOGY with respect to products or processes outside the field of Xenotransplantation which products or processes are as of the EFFECTIVE DATE being researched and/or developed by or on behalf of BTI, including but not limited to the LO-CD-2A ANTIBODY TECHNOLOGY.

                                   SECTION 14.

                              TERM AND TERMINATION

         14.1 Except as otherwise specifically provided herein and unless sooner terminated pursuant to Section 14.2 or 14.3 of this Agreement, this Agreement shall remain in full force and effect until NOVARTIS and BTI have fully paid the royalties due hereunder for the full royalty term hereunder. As of such time that a party has paid royalties for the full royalty term under this Agreement for a XENOGRAFT PRODUCT or BTI OTHER PRODUCT, as the case may be, such party shall have a fully paid up non-exclusive license for such XENOGRAFT PRODUCT or BTI OTHER PRODUCT.

         14.2 (a) If either PARTY materially breaches this Agreement or the CO-PROMOTION AGREEMENT, the other party may terminate this Agreement by written notice to the breaching party specifying the breach and this Agreement shall be terminated thirty (30) business days after such written notice if the material breach is a material payment breach and sixty (60) business days thereafter for material breaches other than a payment breach, unless prior to the expiration of such period such breach is cured. In the event that a material breach other than a payment breach cannot be cured within such sixty (60) day period and a PARTY has initiated steps to cure such breach within such sixty (60) day period and notified the other PARTY in writing thereof within such sixty (60) day period and in good faith continues to work toward curing such breach as expeditiously as possible than this agreement shall not be terminated if such breach is in fact cured within six
(6) months after such notice.

                  (b) In the event that this Agreement is terminated by BTI under Section 14.2(a), the amounts which have not yet been paid by NOVARTIS under Sections 2.1 and 8.1 shall be immediately due and payable to BTI.

         14.3 This Agreement shall be subject to immediate termination by a PARTY upon service of written notice to the other PARTY in the event that
(i) the other PARTY shall become insolvent or shall make an assignment for the benefit of creditors or that proceedings in voluntary or involuntary bankruptcy shall be instituted on behalf of or against such PARTY, or a receiver or trustee of such PARTY'S property shall be appointed.

         14.4     (a) The obligations of Sections 9.3, 9.4, 14.1, 14.2, 14.3,
14.4, 14.5, 14.6, 16, 17, 19.2 and 20.3 and any other provision which by its nature is intended to survive, shall survive any termination of this Agreement.

                  (b) If this Agreement is terminated under Section 14.2 by BTI, Sections 9.1, 9.7, 11.7, 11.8, 11.9, 11.10, 11.11, 11.12, 11.13 and 15.4
shall also survive termination.

                  (c) If this Agreement is terminated by NOVARTIS under
Section 14.6, Sections 9.1, 9.7, 14.6(b) and 15.4 shall also survive termination.

         14.5. In the event that NOVARTIS' rights and licenses with respect to a HUMAN XENOGRAFT SYSTEM are terminated in the entirety or with respect to a country, then for the purposes of this Agreement, XENOGRAFT PRODUCTS shall be BTI OTHER PRODUCT in all countries, or in such country(ies), respectively.

         14.5 (a) Within its sole discretion, NOVARTIS shall have the right to terminate this Agreement effective at the end of the last day of the second AGREEMENT YEAR by providing written notice to BTI at least six (6) months prior to the end of the second AGREEMENT YEAR.

                  (b) In the event that this AGREEMENT is terminated under
Section 14.6(a), then no royalties shall be due or payable to NOVARTIS under
Section 11.7.

                                   SECTION 15.

                                  INFRINGEMENT

         15.1 (a) If a third party makes, uses or sells a product for use in a HUMAN XENOGRAFT SYSTEM which competes with XENOGRAFT PRODUCT licensed to NOVARTIS hereunder and such third party product infringes any of the BTI PATENT RIGHTS under which NOVARTIS is licensed, NOVARTIS shall have the right and option but not the obligation to bring an action for infringement, at its sole expense, against such third party in the name of BTI and/or in the name of NOVARTIS, and to join BTI as a party plaintiff if required. NOVARTIS shall promptly notify BTI of any such infringement and shall keep BTI informed as to the prosecution of any action for such infringement and shall not institute any infringement action without providing BTI with thirty (30) days prior written notice. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of BTI, which consent shall not unreasonably be withheld.

         Any recovery of damages by NOVARTIS for any such suit shall be applied first in satisfaction of expenses and legal fees of NOVARTIS relating to the suit. The balance remaining from any such recovery shall be divided between NOVARTIS and BTI, such that BTI receives the lesser of 30% of such recovery or the royalty BTI would have received under this Agreement if such sales had been made by NOVARTIS.

         15.2 In the event that NOVARTIS elects not to pursue an action for infringement pursuant to Section 15.1, or does not do so within sixty (60) days after written notice by BTI that an unlicensed third party is an infringer of a BTI PATENT RIGHT licensed to NOVARTIS, BTI shall have the right and option, but not the obligation at its cost and expense to initiate infringement litigation and to retain any recovered damages.

         15.3 In any infringement suit either party may institute to enforce the BTI PATENT RIGHTS pursuant to this Agreement, the other party hereto shall, at the request of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs of the other party incurred in connection with rendering such cooperation shall be paid by the requesting party.

         15.4 (a) If a third party makes, uses or sells a product for use in the FIELD which competes with BTI OTHER PRODUCT licensed to BTI and such third party product infringes any of the NOVARTIS PATENT RIGHTS and/or NOVARTIS COLLABORATION PATENT RIGHTS under which BTI is licensed, with prior written notice to NOVARTIS, and if NOVARTIS does not institute action within sixty (60) days, BTI shall have the right and option but not the obligation to bring an action for infringement, at its sole expense, against such third party in the name of NOVARTIS and/or in the name of BTI, and to join NOVARTIS as a party plaintiff if required. BTI shall promptly notify NOVARTIS of any such infringement and shall keep NOVARTIS informed as to the prosecution of any action for such infringement and shall not institute any infringement action without providing NOVARTIS with thirty (30) days prior written notice. No settlement, consent judgment or other voluntary final disposition of

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


the suit may be entered into without the consent of NOVARTIS, which consent shall not unreasonably be withheld.

         Any recovery of damages by BTI or NOVARTIS for any such suit shall be applied first in satisfaction of expenses and legal fees paid by the party bringing the suit relating to the suit and the balance remaining from any such recovery shall be divided between BTI and NOVARTIS, such that NOVARTIS, receives the lesser of the royalty NOVARTIS would have received under this Agreement if such sales had been made by BTI or ***** ********** of such remaining amount.

         15.5 In any infringement suit either party may institute to enforce patents pursuant to this Agreement, the other party hereto shall, at the request of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs of the other party incurred in connection with rendering such cooperation shall be paid by the requesting party. In addition, such party shall keep the other party advised of any such litigation.

                                   SECTION 16.

                                 INDEMNIFICATION

         16.1 NOVARTIS shall defend, indemnify and hold harmless BTI, AFFILIATES of BTI, licensors of BTI, and their respective directors, officers, shareholders, agents and employees, from and against any and all liability, loss, damages and expenses (including attorneys' fees) as the result of claims, demands, costs or judgments which may be made or instituted against any of them arising out of the manufacture, possession, distribution, use, testing, sale or other disposition of XENOGRAFT PRODUCT by or through NOVARTIS or its AFFILIATES or sublicensees. NOVARTIS' obligation to defend, indemnify and hold harmless shall include claims, demands, costs or judgments, whether for money damages or equitable relief by reason of alleged personal injury (including death) to any person or alleged property damage, provided, however, the indemnity shall not extend to any claims against an indemnified party which result from the gross negligence or willful misconduct of such indemnified party. NOVARTIS shall have the exclusive right to control the defense of any action which is to be indemnified in whole by NOVARTIS hereunder, including the right to select counsel acceptable to BTI to defend BTI, and to settle any claim, provided that, without the written consent of BTI (which shall not be unreasonably withheld or delayed), NOVARTIS shall not agree to settle any claim against BTI to the extent such claim has a material adverse effect on BTI. The provisions of this paragraph shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and

NOVARTIS' obligation hereunder shall apply whether or not such claims are rightfully brought.

         16.2 BTI shall defend, indemnify and hold harmless NOVARTIS, AFFILIATES of NOVARTIS, licensors of NOVARTIS, and their respective directors, officers, shareholders, agents and employees, from and against any and all liability, loss, damages and expenses (including attorneys' fees) as the result of claims, demands, costs or judgments which may be made or instituted against any of them arising out of the manufacture, possession, distribution, use, testing, sale or other disposition of BTI OTHER PRODUCT by or through BTI or its AFFILIATES or sublicensees. BTI's obligation to defend, indemnify and hold harmless shall include claims, demands, costs or judgments, whether for money damages or equitable relief by reason of alleged personal injury (including death) to any person or alleged property damage, provided, however, the indemnity shall not extend to any claims against an indemnified party which result from the gross negligence or willful misconduct of such indemnified party BTI shall have the exclusive right to control the defense of any action which is to be indemnified in whole by BTI hereunder, including the right to select counsel acceptable to NOVARTIS to defend NOVARTIS, and to settle any claim, provided that, without the written consent of NOVARTIS (which shall not be unreasonably withheld or delayed), BTI shall not agree to settle any claim against NOVARTIS to the extent such claim has a material adverse effect on NOVARTIS. The provisions of this paragraph shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and BTI's obligation hereunder shall apply whether or not such claims are rightfully brought.

         16.3 A person or entity that intends to claim indemnification under this Article 16 (the "Indemnitee") shall promptly notify the other PARTY (the "Indemnitor") of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor, after it determines that indemnification is required of it, shall assume the defense thereof with counsel mutually satisfactory to the PARTYS; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitor does not assume the defense; or, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other PARTY represented by such counsel in such proceedings. The indemnity agreement in this Article 16 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 16, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article 16. The Indemnitee under this Article 16, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any action, claim or liability covered by this indemnification. In the event that each PARTY claims indemnity from the other and one PARTY is finally held liable to indemnify the other, the Indemnitor shall additionally be liable to pay the reasonable legal costs and attorneys' fees incurred by the Indemnitee in establishing its claim for indemnity.

                                   SECTION 17.

                                 CONFIDENTIALITY

         17.1 (a) Disclosure or delivery of confidential and proprietary information or material by any PARTY to the other PARTY may be made in writing, or orally. Such confidential information or material provided by one PARTY to the other PARTY will be safeguarded by the recipient and will not be disclosed to third parties and will be made available only to the receiving PARTY's or its AFFILIATES employees or agents (including attorneys) who need to know such information or have such material for purposes permitted under this Agreement and who have obligations of confidentiality and non-use similar to those of this Agreement. Each PARTY shall hold as confidential such confidential information and material in the same manner and with the same protection as such party maintains for its own confidential information and materials and agrees to use such confidential information and materials only for the purpose of this Agreement and as permitted by this Agreement. A PARTY may disclose Confidential Information of another to a third party for the purposes contemplated by this Agreement, provided that the third party agrees to maintain the confidentiality thereof in a manner consistent with the confidentiality provisions of this Agreement.

         (b) The mutual obligations of confidentiality under this Section will not apply to any information to the extent that such information:

                  (i) is or hereafter becomes part of the public domain through no action of the recipient of the information which constitutes a default under this Agreement;

                  (ii) was already known to the recipient as evidenced by prior written documents in its possession which were not furnished by the other party;

                  (iii) is disclosed to the recipient by a third party who is not in default of any confidentiality obligation to the disclosing PARTY hereunder;

                  (iv) is disclosed to obtain a regulatory approval for DEVELOPMENT PRODUCT in the TERRITORY, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain the confidentiality of the disclosure;

                  (v) is required by law or bona fide legal process to be disclosed, provided that the disclosing PARTY takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the non-disclosing PARTY; or

                  (vi) is approved for release by the PARTYS.

         17.2 BTI and NOVARTIS each agrees not to disclose any terms or conditions of this Agreement to any third party without the prior consent of the other PARTY, except as required by applicable law, rule or regulation; or in connection with a financing or offering statement or memorandum, or to a potential sublicensee, assignee or transferee of the business of a party to which this Agreement relates; or to a licensor of a PARTY for the purpose of granting a sublicense to the other PARTY. In the event of a disclosure required under this Section, the disclosing PARTY shall nonetheless provide the non-disclosing PARTY with notice of such disclosure prior to disclosure, and will, to the extent reasonably possible, provide the non-disclosing PARTY with an opportunity to correct same. A PARTY shall not be required to provide the other PARTY with a disclosure which has been previously provided to a PARTY.

         NOVARTIS and BTI shall have the right to advise third parties as to whether or not this Agreement covers any contemplated work or collaboration with such third party.

         17.3 To the extent that NOVARTIS COLLABORATION TECHNOLOGY or BTI TECHNOLOGY is subject to an obligation of confidentiality to a third party, NOVARTIS and BTI, as the case may be, shall use reasonable best efforts to obtain the right to disclose same to the other PARTY under an obligation of confidentiality in furtherance of and for the purposes of this Agreement.

         17.4 NOVARTIS agrees that, with respect to any miniswine which are provided to NOVARTIS for research or development under this Agreement by or on behalf of BTI as well as all progeny, modifications thereto, genetic variants thereof and transgenic swine produced therefrom by or on behalf of NOVARTIS and/or AFFILIATES of NOVARTIS and or any of their sublicensees shall be owned by BTI, and NOVARTIS shall not transfer same to a third party without the consent of BTI and then only if such third party enters into a separate agreement with BTI acknowledging BTI's rights therein, unless otherwise agreed to by BTI. NOVARTIS further acknowledges and understands that all such swine are subject to the terms, conditions and obligations of BTI to Charles River Laboratories under the Supply Agreement with Charles River Laboratories.

                                   SECTION 18.

                                  FORCE MAJEURE

         18.1 Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than a payment provision) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

                                   SECTION 19.

                       ASSIGNMENT AND NOVARTIS AFFILIATES

         19.1 This Agreement may not be assigned or otherwise transferred by either PARTY without the consent of the other PARTY;provided, however, that either PARTY may, without such consent, assign this Agreement and its rights and obligations hereunder to its AFFILIATES or in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. Any purported assignment in violation of the preceding sentences shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

         19.2 NOVARTIS warrants that its AFFILIATES, including, but not limited to, its United States AFFILIATE will comply with the terms, obligations and conditions imposed on NOVARTIS under this Agreement as if they were signatories to this Agreement.

         19.3 BTI warrants that its AFFILIATES will comply with the terms, obligations and conditions imposed on BTI under this Agreement as if they were signatories to this Agreement.

                                   SECTION 20.

                               GENERAL PROVISIONS

         20.1 The relationship between BTI and NOVARTIS is that of independent contractors. BTI and NOVARTIS are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties. BTI shall have no power to bind or obligate NOVARTIS in any manner.

         20.2 This Agreement, including the Appendices, and any CO-PROMOTION AGREEMENT and the Amended and Restated Collaboration Agreement between the PARTIES effective as of September 7, 1995 set forth the entire agreement and understanding between the PARTIES with respect to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

         20.3 This Agreement shall be construed and enforced in accordance with the laws of New York without reference to its choice of law principles.

         20.4 The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

         20.5 Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         20.6 Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed received upon the earlier of (i) when received at the address set forth below (including telefax or personal delivery), or
(ii) three (3) business days after mailed by certified or registered mail in the United States or Swiss mails, postage prepaid and properly addressed, with return receipt requested. Notices shall be delivered to the respective parties as indicated:

         To BTI:      Bio Transplant, Inc.
                      3rd Avenue, Bldg. 75
                      Charlestown Navy Yard
                      Charlestown, MA 02129

         To NOVARTIS:      Novartis Pharma Ag.
                           Lichtstrasse 35
                           Ch-4002
                           Basel, Switzerland
                           Attn: Legal Department
                           Telecopy No. 41-61-324-7399

         20.7 If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of this Agreement shall not be affected thereby provided that a party's rights under this Agreement are not materially affected. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable. In the event a party's rights are materially affected as a result of a change in this Agreement under this Section, such party may terminate this Agreement.

         20.8 The parties agree throughout the duration of this Agreement to notify each other immediately of any information concerning any serious or unexpected side effect, injury, toxicity or sensitivity reaction or any unexpected incidence and the severity thereof associated with the uses, studies, field trials, investigations, tests and marketing of XENOGRAFT PRODUCT. The parties further agree to immediately notify each other of any information received regarding any threatened or pending action which may affect the safety or efficacy claims of XENOGRAFT PRODUCT or the continued marketing of XENOGRAFT PRODUCT.

         20.9 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            SECTION 21. - WARRANTIES

         21.1 The PARTYS warrant and represent to each other that each has the full right and authority to enter into this Agreement, that each is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement, and that there are no and will be no outstanding agreements, licenses, assignments or encumbrances inconsistent with the provisions of and the rights and licenses granted under this Agreement, or which are inconsistent with or would prevent a PARTY from performing all of its obligations under this Agreement.

                   SECTION 22. - EXCEPTION FROM COLLABORATION

         22.1 The PARTYS agree that notwithstanding anything else to the contrary in the Agreement, either party shall have the right to enter into a non-exclusive agreement or non-exclusive relationship with a third party by which that party provides to a third party for use in the FIELD: bone (not including cartilage or bone marrow). Any net income received therefrom shall be divided equally by the PARTYS and shall be payable within sixty (60) days after the end of a calendar quarter.

         IN WITNESS WHEREOF, the parties intending to be bound have set their hands and seals, effective as of the date first written above.

BIO TRANSPLANT INCORPORATED                        NOVARTIS PHARMA AG

By:   /s/ Elliot Lebowitz                   By:    /s/ Clive Morris
      -------------------------                    --------------------

TITLE:   President                          Title: Authorized Signatory
         ----------------------                    --------------------


Date:    October 6, 1997                    Date:  9/30/97
         ----------------------                    --------------------

            Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   APPENDIX A
                          LICENSE AGREEMENT-MAIN TERMS

1. License to NOVARTIS to be exclusive, worldwide and with the right to grant sub-licenses to affiliates and third-parties with NOVARTIS remaining responsible for the royalty and other obligations to BTI under the Agreement in the event of such sub-licensing.

2. License to be subject to reasonable efforts with regard to development, regulatory approval and marketing with termination rights on a country-by-country basis in the event of lack of reasonable diligence in major countries.

3. In the case where the licenses product is a pharmaceutical (therapeutic or prophylactic), a royalty of ***** on net sales shall be in countries where the pharmaceutical is covered by the licensed patent rights for the term of the patents. In other countries, there shall be a reduced royalty as negotiated by the parties payable on net sales for a period of ten years from the date of first sale in each such country taking into account all relevant factors.

4. In the case where the licensed product is a pharmaceutical, NOVARTIS shall also make the following benchmark payments to BTI:

         on the first filing of PLA, NDA or equivalent in a major country:
 **********
         on first sale of licensed product in a major country:
 **********


5. In the case of licensed technology other than a pharmaceutical, the parties will negotiate in good faith the royalty benchmark payments and other terms of the license but in no case shall the royalty rate and benchmark payments (if any) exceed those specified above in paragraphs 3 and 4.

6. In lieu of a royalty in a country in North America, BTI shall have the right to copromote, receiving ********** of net proceeds and performing ********** of the selling effort (with BTI also being reimbursed for its selling expenses).

7. Upon expiration of the obligation to pay royalties under the license agreement the licenses granted shall become fully paid-up, non-terminable, non-exclusive licenses.

8. All other terms to be negotiated in good faith taking into account all relevant factors.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   APPENDIX B
                              CO-PROMOTION CONCEPT

At the time that BTI elects to co-promote a CO-PROMOTION PRODUCT in the CO-PROMOTION TERRITORY, the PARTYS will agree on a joint marketing model for such CO-PROMOTION PRODUCT which will be driven by the premises that

         a. BTI shall receive the CO-PROMOTION PERCENTAGE of the CO-PROMOTION PROFIT so long as the CO-PROMOTION AGREEMENT is in effect;

         b. the CO-PROMOTION PRODUCT will be sold under the trademark of NOVARTIS who will also distribute and book sales;

         c. BTI will perform the CO-PROMOTION PERCENTAGE of the co-promotion selling effort and NOVARTIS shall perform the remainder, each at its expense;

         d. exposure will apply to both PARTYS during the course of the marketing effort corresponding to the share of co-promotion effort.

2. A PARTY's share of "CO-PROMOTION PROFIT" shall be ******************** ********** in any year where such PARTY's actual co-promotion effort in such year is not equal to at least ***** of its budgeted co-promotion effort for the year. Such ********** will be in direct proportion to the ********** in such PARTY's efforts as compared to its budgeted co-promotion effort.

3. After PLA submission BTI will pay **********of the CO-PROMOTION PERCENTAGE of the sum of PREMARKETING EXPENSES and DEVELOPMENT COSTS on an ongoing basis, and NOVARTIS shall pay the remainder.

4. The marketing of CO-PROMOTION PRODUCT in the CO-PROMOTION TERRITORY will be managed by NOVARTIS and reviewed by a marketing committee similar in make-up to and voting in the same manner as the CLINICAL STEERING COMMITTEE.

5. The Agreement shall include appropriate diligence efforts for both parties.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


6. NOVARTIS shall pay all royalties to third parties on CO-PROMOTION PRODUCT which BTI co-promotes.

7. BTI shall not be required to pay any MARKETING EXPENSES except those which NOVARTIS shall reimburse.

8. EACH PARTY shall be responsible for its own SELLING EXPENSES even in the event that that PARTY'S share of the CO-PROMOTION PROFIT is less than its SELLING EXPENSES.

9.  In the event that CO-PROMOTION PROFIT is negative,********************
    ************************************************************.

                                   APPENDIX C

                              FUNDED RESEARCH PLAN




                              Intentionally omitted

                                   APPENDIX D

                              ARBITRATION PROVISION

         In the event the Parties are unable to reach agreement with respect to any matter which is to be subject to arbitration in accordance with the Collaboration Agreement, as applicable, such will be determined through binding arbitration in Boston, Massachusetts in accordance with the Commercial Rules of Arbitration of the American Arbitration Association.

         The arbitration panel shall be comprised of three (3) arbitrators. Each Party shall be entitled to appoint one arbitrator. The Parties shall appoint their respective arbitrators within thirty (30) days after submission for arbitration. If either Party shall fail to make timely appointment of its arbitrator, the arbitration shall be heard and decided by the sole arbitrator duly appointed by the other Party. Where both Parties have timely appointed their respective arbitrators, the two arbitrators so appointed shall agree on the appointment of the third arbitrator from the list of arbitrators maintained by the American Arbitration Association. If the Parties' appointed arbitrators shall fail to agree. within thirty (30) days from the date both Parties' arbitrators have been appointed, on the identity of the third arbitrator, then such arbitrator shall be appointed by the appropriate administrative body of the American Arbitration Association.

         Within ten (10) days of appointment of the full arbitration panel, the Parties shall exchange their final proposed positions with respect to the matters to be arbitrated, which shall approximate as closely as possible the closest positions of the parties previously taken in the negotiations. Within thirty (30) days of appointment of the arbitration Panel, each Party shall submit to the arbitrators a copy of the proposed position which it previously delivered to the other Party, together with a brief or other written memorandum supporting the merits of its proposed position. The arbitration panel shall promptly convene a hearing, at which time each Party shall have one (1) hour to argue in support of its proposed position. The Parties will not call any witnesses in support of their arguments.

         The arbitration panel shall select either of the Party's proposed position on the issue as the binding final decision to be embodied as an agreement between the Parties. In making their selection, the arbitrators shall not modify the terms or conditions of either Party's proposed position; nor will the arbitrators combine provisions from both proposed position. In making their selection, the arbitrators shall consider the terms and conditions of this Agreement, the relative merits of the proposed position and the written and oral arguments of the Parties. In the event the arbitrators seek the guidance of the law of any jurisdiction, the law of the State of New York shall govern.

         The arbitrators shall make their decision known to the Parties as quickly as possible by delivering written notice of their decision to both Parties. Such written notice need not justify their decision. The Parties will execute any and all papers necessary to obligate the parties to the position selected by the arbitration Panel within five (5) days of receipt of notice of such selection. The decision of the arbitrators shall be final and binding on the Parties, and specific performance may be ordered by any court of competent jurisdiction.

         The Parties will bear their own costs in preparing for the arbitration. The costs of the arbitrators will be equally divided between the Parties.

         Notwithstanding anything to the contrary, prior to initiating arbitration, the issues shall be submitted to the Chief Executive Officer of each of the Parties in an attempt to resolve the issues by good faith, mediation or negotiations by such Chief Executive Officers. If the issues have not been resolved within sixty (60) days after submission to the Chief Executive Officers, then either party may initiate arbitration as set forth herein.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   APPENDIX E

                               RESEARCH MILESTONES

         **********              Achieve *************************************
******************************************************* and demonstrate ******
******************************************************************************
******************************************************************************
***********.

         **********                   Eliminate *******************************
*******************************************************************************
***********.

         **********                   Achieve *********************************
***********************************************************************.

                                   APPENDIX F

                             THIRD PARTY AGREEMENTS.

Title and Date of Agreement

1. Research and License Agreement between BTI and The General Hospital Corporation, dated January 1, 1991.

2. Agreement between BTI and Catholic University of Louvain Experimental Immunology Unit dated January 1, 1993.

3.  Agreement between BTI and Alberta Research Council, dated December 23,
    1992.

4. Supply Agreement between the Company and Alberta Research Council dated December 24, 1992.

5. Development and Supply Agreement between BTI and Activated Cell Therapy, dated August 22, 1996.